EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 12 to Registration Statement No. 33-39555 on Form N-1A of our report dated September 10, 2001 appearing in the July 31, 2001 Annual Report of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP
New York, New York
October 29, 2001